See Schedule of Additional Terms attached                 Revolving Credit Note
hereto and made a part hereof.                                   (Pennsylvania)


                                             Obligator #
                                                        -----------------------
                                             Obligation #
                                                         ----------------------

                                                     Philadelphia, Pennsylvania
                                                     June 13, 1996


$1,000,000.00

FOR VALUE RECEIVED, and intending to be legally bound hereby, the Borrower, jointly and severally and unconditionally promise(s) to pay to the order of First Union National Bank, (the "Bank"), the principal amount of all advances that are now or may hereafter be made hereunder and that are then outstanding, together with accrued, unpaid interest thereof and any unpaid costs and expenses payable hereunder, on June 30, 1997.

A. Terms of Note.

   1. Interest Payments. The principal amounts outstanding under this Revolving Credit Note (together with any attachments hereto and any amendments and modifications hereto in effect from time to time, the "Note") shall bear interest at the Bank's Prime Rate plus one-half of one percent (0.500%). Accrued interest shall be due and payable by the Borrower to the Bank monthly commencing on July 1, 1996, and on the same day of each such consecutive period thereafter, and upon payment in full of the outstanding principal balance hereof.

   2. Computation of Interest. Interest charged hereunder shall be computed daily on the basis of a 360 day year for the actual number of days elapsed. All payments hereunder shall be made in lawful currency of the United States of America and in immediately available funds. All payments made hereunder shall be made to the Bank at its offices set forth in this Note or at such other address as the Bank shall notify the Borrower of in writing.

   3. Incorporation by Reference. This Note is the note referred to in that certain Revolving Credit Agreement dated June 13, 1996, between the Bank and the Borrower (together with any exhibits thereto and amendments and modifications thereto in effect from time to time, the "Loan Agreement") and is subject to the terms and conditions thereof, which terms and conditions are incorporated herein, including, without limitation, terms pertaining to definitions, representations, warranties, covenants, events of default and remedies. Any capitalized term used herein without definition shall have the definition contained in the Loan Agreement.

   4. Borrowing Requests; Crediting of Account. Any request for borrowing pursuant to this Note shall be made by the Borrower in writing one (1) Business Days prior to the date of such proposed advance in the form of a "Notice of Borrowing under Revolving Credit" attached hereto as Exhibit "A" or in accordance with the terms of the Loan Agreement. Notwithstanding the foregoing, the Bank's records of any advance made pursuant to this Note shall, in the absence of manifest error, be deemed correct and acceptable and binding upon the Borrower. Each advance hereunder shall be made by crediting the Account (hereinafter defined) with the amount of the advance. All advances made by crediting the Account or any other account of the Borrower at the Bank shall be conclusively presumed to have been properly authorized by the Borrower.

   5. Bank Records of Advance. The Bank may enter in its business records the date and the amount of each advance made pursuant to this Note and the Loan Agreement. The Bank's records of such advance shall, in the absence of manifest error, be conclusively binding upon the Borrower. In the event the Bank gives notice or renders a statement by mailing or telecopying such notice or statement to the Borrower, concerning any such advance or the amount of principal and interest due on this Note, the Borrower agrees that, unless the Bank receives a written notification of exceptions to this statement within ten (10) calendar days after such statement or notice is mailed or telecopied, the statement or notice shall be an account stated, correct and acceptable and binding upon the Borrower.

   6. Advance Requests Exceeding Maximum Principal Amount. The Borrower shall not request the Bank to make any advances under this Note or the Loan Agreement which, when added to the principal balance outstanding hereunder, would cause the principal balance outstanding hereunder to exceed One Million and 00/100 Dollars ($1,000,000.00) (the "Maximum Principal Amount"). In the event that the principal balance outstanding under this Note exceeds at any time the Maximum Principal Amount, the Borrower shall immediately, and without demand from the Bank, pay to the Bank the amount in excess of the Maximum Principal Amount (the "Excess") and the Borrower agrees that until such Excess is paid to the Bank, this Note shall evidence and be enforceable with respect to any and all amounts outstanding hereunder including such Excess.

   7. Debting of Account. The Borrower agrees to maintain an account (the "Account") at the Bank continuously until the Liabilities due hereunder are paid in full. All advances made by crediting the Account or any other account of the Borrower at the Bank shall be conclusively presumed to have been properly authorized by the Borrower. The Bank may, and the Borrower authorizes the Bank to, debit the Account or any other account of the Borrower at the Bank for the amount of any payment as and when such payment becomes due hereunder. If there are insufficient funds in the Account at the time the Account is debited, and the debiting creates an overdraft, the Bank may charge the Borrower, in addition to any overdraft fee, an administrative fee in an amount established from time to time by the Bank. The foregoing rights of the Bank to debit the Borrower's accounts shall be in addition to, and not in limitation of, any rights of set-off which the Bank may have hereunder or under any Loan Document, nor shall the rights hereunder limit the Bank's recourse to any particular source of funds or monies.

   8. Application of Payments. All payments received on this Note shall be applied first to the Bank's fees, costs and expenses which the Borrower is obligated to pay pursuant to the terms hereof and under any other Loan Document, then to accrued and unpaid interest and then to principal.

   9. Late Charge. If any payment hereunder is not paid in full when the same is due, at the Bank's option exercisable at the time of any late payment, the Bank may collect from the Borrower a fee on such unpaid amount equal to five percent (5%) of such amount.

  10. Default Rate. At the Bank's option, interest will be assessed on any principal which remains unpaid at the maturity of this Note, whether by acceleration or otherwise, or upon the occurrence of an Event of Default arising from failure to pay any amount when due under any of the Loan Documents, at a rate which is four percent (4%) higher than the rate otherwise charged hereunder (the "Default Rate") provided that at no time shall the Default Rate exceed the highest rate of interest allowed by law. Such Default Rate of interest shall also be charged on the amount owed by the Borrower to the Bank pursuant to any judgment entered in favor of the Bank with respect to this Note or any other Loan Document.

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  11. Prepayment. Prepayment of principal may be made at any time without prepayment penalty or premium. All payments received on this Note may be applied in such order as the Bank in its sole discretion shall determine.

Security. The Bank is hereby granted a continuing security interest in the Collateral as security for the payment of this Note and any other Liabilities, which security interest shall be enforceable and subject to all the provisions of this Note. Upon and following an Event of Default hereunder, the Collateral may be applied by the Bank at any time to the Liabilities in any order deemed appropriate by the Bank, in its sole and absolute discretion, without notice to the Borrower.

Confession of Judgment.

1. THE FOLLOWING PARAGRAPH SETS FORTH A WARRANT OF AUTHORITY FOR ANY ATTORNEY TO CONFESS JUDGMENT AGAINST THE BORROWER. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE BORROWER, THE BORROWER, FOLLOWING CONSULTATION WITH (OR DECISION NOT TO CONSULT) SEPARATE COUNSEL FOR THE BORROWER AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS THE BORROWER HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES OF AMERICA, THE COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE. IT IS SPECIFICALLY ACKNOWLEDGED BY THE BORROWER THAT THE BANK HAS RELIED ON THIS WARRANT OF ATTORNEY IN RECEIVING THIS NOTE AND AS AN INDUCEMENT TO GRANT FINANCIAL ACCOMMODATIONS TO THE BORROWER.

2. Upon and following the occurrence of an Event of Default, the Borrower hereby jointly and severally authorizes and empowers any attorney of any court of record or the prothonotary or clerk of any county in the Commonwealth of Pennsylvania, or in any jurisdiction where permitted by law or the clerk of any United States District Court, to appear for the Borrower in any and all actions which may be brought hereunder and enter and confess judgment against the Borrower or any of them in favor of the Bank for such sums as are due or may become due hereunder or under any other Loan Document, together with costs of suit and actual collection costs including, without limitation, reasonable attorneys' fees equal to five percent (5%) of the Liabilities then due and owing but in no event less than $5000, with or without declaration, without prior notice, without stay of execution and with release of all procedural errors and the right to issue executions forthwith. To the extent permitted by law, the Borrower waives the right of inquisition on any real estate levied on, voluntarily condemns the same, authorizes the prothonotary or clerk to enter upon the writ of execution this voluntary condemnation and agrees that such real estate may be sold on a writ of execution; and also waives any relief from any appraisement, stay or exemption law of any state now in force or hereafter enacted. If a copy of this Note verified by affidavit of any officer of the Bank shall have been filed in such action, it shall not be necessary to file the original thereof as a warrant of attorney, any practice or usage to the contrary notwithstanding. The authority herein granted to confess judgment shall not be exhausted by any single exercise thereof but shall continue and may be exercised from time to time as often as the Bank shall find it necessary and desirable and at all times until full payment of all amounts due hereunder and under the other Loan Documents. The Bank may confess one or more judgments in the same or different jurisdictions for all or any part of the Borrower's obligations arising hereunder or under any other Loan Document to which the Borrower is a party, without regard to whether judgment has theretofore been confessed on more than one occasion for the same obligations. In the event that any judgment confessed against the Borrower is stricken or opened upon application by or on behalf of the Borrower or any Obligor for any reason, the Bank is hereby authorized and empowered to again appear for and confess judgment against the Borrower for any part or all of the obligations due and owing under this Note, as herein provided.

IN WITNESS WHEREOF, the Borrower, intending to be legally bound hereby, has executed and delivered to the Bank this Note, as of the day and year first above written.

Premier Research Worldwide, Ltd.                                       Address:   124 South 15th Street
--------------------------------------------------------------                    Philadelphia, PA 19102
Corporation, Partnership or Limited Liability Company Name

By: /s/ Arthur W. Hicks, Jr.
--------------------------------------------------------------          Address:   124 South 15th Street
Name & Title: Arthur W. Hicks, Jr., Treasurer                                      Philadelphia, PA 19102

First Union National Bank
123 South Broad Street
Philadelphia, PA 19109

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                                    EXHIBIT A

                                                       NOTICE OF BORROWING UNDER
                                                                REVOLVING CREDIT

-------------------------------------------------------------------------------
Date of Request               Date of Note                 Amount

                                                           $
-------------------------------------------------------------------------------

The Borrower hereby notifies the Bank that it requires a borrowing ("Borrowing") or confirms to the Bank the prior oral request for a Borrowing under the
Revolving Credit Agreement dated                           , (together with any
amendments or modifications thereto in effect from time to time, the "Loan Agreement") established for the Borrower in the amount set forth above.
The Borrowing will be or has been deposited in the Borrower's Account
No.              . In order to induce the Bank to fund such Borrowing, the
Borrower hereby affirms the following:

1. The representations and warranties of the Borrower contained in the Loan Agreement are correct on and as of the date of this Notice of Borrowing Under Revolving Credit and the Authorized Representatives previously notified and/or confirmed are the same and have the same authority to bind the Borrower.

2. No Event of Default (as defined in the Loan Agreement) has occurred and is continuing.

3. There has been no adverse change in the Borrower's or any Obligor's condition, financial or otherwise, since the date of the Loan Agreement.

4. All of the Loan Documents (as defined in the Loan Agreement) remain in full force and effect, without modification.

5. Use of Borrowing will be:

                            ---------------------------------------------------

-------------------------------------------------------------------------------

                     ----------------------------------------------------------
                     Name

                     Address
                            ---------------------------------------------------

                            ---------------------------------------------------

                     ----------------------------------------------------------
                     Name

                     Address
                            ---------------------------------------------------

                            ---------------------------------------------------

                     ----------------------------------------------------------
                     Corporation, Partnership or Limited Liability Company Name

                     By:
                        -------------------------------------------------------
                        Name/Title

                     By:
                        -------------------------------------------------------
                        Name/Title

ACKNOWLEDGED AND ACCEPTED:
FIRST UNION NATIONAL BANK

By:
   --------------------------------------
   Name/Title

Address:
        ---------------------------------

        ---------------------------------

Date:
     ------------------------------------

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